EXHIBIT 21

PEPSICO, INC. SUBSIDIARIES

NAME OF ENTITY	JURISDICTION
Abechuko Inversiones, S.L.	Spain
Ahmedabad Advertising & Marketing	India
Consultants Company Private	Netherlands
Limited Aldona Holding B.V.
Alegro Internacional, S. de R. L. de C.V.	Mexico
Alikate Inversiones, S.L.	Spain
Alimentos del Istmo S. A.	Panama
Alimentos Quaker Oats y Compania Limitada	Guatemala
Alimesa S.A.	Argentina
Amavale Agricola Ltda.	Brazil
Amcor Rigid Plastics Atlantic Inc.	Canada
Anderson Hill Insurance Limited	Bermuda
Aquafina Inversiones, S.L.	Spain
Aradhana Convenience Foods Private Limited	India
Aradhana Drinks and Beverages Private Limited	India
Aradhana Foods and Juices Private Limited	India
Aradhana Snack Food Company Private Limited	India
Aradhana Soft Drinks Company	India
Ardea Beverage Company	United States, Delaware
Balwerk VI - Consultadoria Economica e Participacoes	Portugal
Sociedade Unipessoal, Lta.
Beaman Bottling Company	United States, Delaware
Bebidas Purificadas de Occidente, S.A. de C.V.	Mexico
Bebidas Purificadas del Centro, S.A. de C.V.	Mexico
Bebidas Purificadas S.R.L.	Mexico
Beech Limited	Cayman Islands
Beijing Pepsi-Cola Beverage Company Limited	China
Beimiguel Inversiones, S.L.	Spain
Bell Taco Funding Syndicate	Australia
Bendler Investments S.a r.l.	Luxembourg
Bermuda Holdings, LLC	United States, Delaware
Beverage Service Limited	Bermuda
Beverage Services, Inc.	United States, Delaware
Beverages, Foods & Service Industries, Inc.	United States, Delaware
Bienes Raices Metropolitanos, S.R.L. de C.V.	Mexico
Blaue NC, S. de R. L. de C.V.	Mexico
Bluebird Foods Limited	New Zealand
Boquitas Fiestas LLC	United States, Delaware
Boquitas Fiestas S.R.L.	Honduras
Border Properties, Inc.	United States, New York
Bosso Holdings, LLC	United States, Delaware

NAME OF ENTITY	JURISDICTION
Bottling Group Espana, S.L.	Spain
Bottling Group Financing, LLC	United States, Delaware
Bottling Group Holdings, Inc.	United States, Delaware
Bottling Group Servicios Centrales SL	Spain
Bottling Group, LLC	United States, Delaware
Bottling Investment Chile	Bahamas
Brading Holding S.a.r.l.	Luxembourg
Bramshaw	Ireland
BUG de Mexico, S.A. de C.V.	Mexico
C & I Leasing, Inc.	United States, Maryland
Calbee, Inc.	Japan
Cane Investments S.a. r.l.	Luxembourg
Canguro Rojo Inversiones, S.L.	Spain
Capital Services Associates	Curacao
Caribbean Flavors, LLC	United States, Delaware
Caroni Investments, LLC	United States, Delaware
Catalana de Bebidas Carbonicas, S.L.	Spain
CEME Holdings, LLC	United States, Delaware
Central American Bottling Corporation	British Virgin Islands
Central K, Inc.	United States, Florida
Centro-Levantina de Bebidas Carbonicas PepsiCo S.L.	Spain
Centro-Mediterreanea de Bebidas Carbonicas PepsiCo S.L.	Spain
Changchun Pepsi-Cola Beverage Company Limited	China
Changsha Pepsi-Cola Beverage Company Limited	China
Chengdu PepsiCo Beverage Company Limited	China
China Bottlers (Hong Kong) Limited	Hong Kong
China Concentrate Holdings (Hong Kong) Limited	Hong Kong
Chipiga, S. de R. L. de C.V.	Mexico
Chipsy for Food Industries S.A.E.	Egypt
Chipsy International for Food Industries S.A.E.	Egypt
Chitos International y Cia Ltd.	Guatemala
Chongqing Pepsi Tianfu Beverage Company Limited	China
Cipa Industria de Produtos Alimentares Ltda.	Brazil
Cipa Nordeste Industria de Produtos Alimentares Ltda.	Brazil
CMC Investment Company	Bermuda
Comercializadora Nacional SAS, Ltda.	Colombia
Comercializadora PepsiCo Mexico, S. de R.L. de C.V.	Mexico
Comercializadora Snacks SAS, Ltda.	Venezuela
Compania de Bebidas PepsiCo, S.L.	Spain
Concentrate Manufacturing (Singapore) Pte. Ltd.	Singapore
Confiteria Alegro, S. de R.L. de C.V.	Mexico
Copella Fruit Juices Limited	United Kingdom
Copper Beech International, LLC	United States, Delaware
Corina Snacks Limited	Cyprus
Corporativo Internacional Mexicano, S. de R.L. de C.V.	Mexico

NAME OF ENTITY	JURISDICTION
Cove Development Corporation	United States, Delaware
Dark Green Australia Pty Limited	Australia
Davlyn Realty Corporation	United States, Delaware
Defosto Holdings Limited	Cyprus
Desarrollo Inmobiliario Gamesa, S. de R.L. de C.V.	Mexico
Dilexis C.A.	Argentina
Distribuidora Savoy Guatemala S.A.	Guatemala
Donon Holdings Limited	Cyprus
Doritos Australia One Pty Limited	Australia
Doritos Australia Two Pty Limited	Australia
Dorset Properties Limited	Cyprus
Doughter Company Wimm-Bill-Dann	Russia
Duingras Holdings B.V.	Netherlands
Duo Juice Company	United States, Delaware
Duo Juice Company BV	Netherlands
Duyvis Production B.V.	Netherlands
Egmont Holdings Luxembourg S.a. r.l.	Luxembourg
Elaboradora Argentina de Cereales, S.R.L.	Argentina
Encorp Atlantic, Inc.	Canada
Enfolg Inversiones, S.L.	Spain
Environ of Inverrary, Inc.	United States, Florida
Equipos Y Deportes Exclusivos, S.A. de C.V.	Mexico
Eridanus Investments S.a.r.L.	Luxembourg
Essentuksky plant of mineral waters on KMV	Russia
Euro Juice G.m.b.H. Import and Vertrieb	Germany
Fabrica de Productos Alimentocios Rene y Compania SCA	Guatemala
Fabrica de Productos Rene LLC	United States, Delaware
Fabrica PepsiCo Mexicale, S. de R.L. de C.V.	Mexico
Far East Bottlers (Hong Kong) Limited	Hong Kong
Farm Produce Proprietary Limited	Australia
Fester Industria Alimenticia Ltda.	Brazil
FL Transportation, Inc.	United States, Delaware
FLI Andean, LLC	United States, Delaware
FLI Colombia, LLC	United States, Delaware
FLI Snacks Andean GP, LLC	United States, Delaware
FLLC PepsiCo Products	Belarus
FLRC, Inc.	United States, California
Forest Akers Nederland B.V.	Netherlands
Fovarosi Asvanyviz es Uditoipari Zartkoruen	Hungary
Mukodo Reszvenytarsasag
Frito Lay de Guatemala, Sociedad de	Guatemala
Responsabilidad Limitada
Frito Lay Gida Sanayi Ve Ticaret Anonim Sirketi	Turkey
Frito Lay Sp. Zo.o.	Poland

NAME OF ENTITY	JURISDICTION
Frito-Lay (Hungary) Trading and	Hungary
Manufacturing Limited Liability Company
Frito-Lay Australia Holdings Pty Limited	Australia
Frito-Lay de Venezuela, C.A.	Venezuela
Frito-Lay Dip Company, Inc.	United States, Delaware
Frito-Lay Dominicana S.A.	Dominican Republic
Frito-Lay Global Investments B.V.	Netherlands
Frito-Lay Investments B.V.	Netherlands
Frito-Lay Netherlands Holding B.V.	Netherlands
Frito-Lay North America, Inc.	United States, Delaware
Frito-Lay Poland Sp.z.o.o.	Poland
Frito-Lay RFLS Holdings, Inc.	United States, Delaware
Frito-Lay Sales, Inc.	United States, Delaware
Frito-Lay Trading Company (Europe) GmbH	Switzerland
Frito-Lay Trading Company (Poland) GmbH	Switzerland
Frito-Lay Trading Company GmbH	Switzerland
Frito-Lay Trinidad Unlimited	Trinidad and Tobago
Frito-Lay, Inc.	United States, Delaware
Froooties Limited	United Kingdom
Fruko Mesrubat Sanayi, Ltd. Sti.	Turkey
Fundacion Frito Lay de Guatemala	Guatemala
Fundacion Gamesa Quaker, A.C.	Mexico
Fundacion PepsiCo de Argentina	Argentina
Fundacion Sabritas, A.C.	Mexico
Fuzhou Pepsi-Cola Beverage Company Limited	China
Gambrinus Investments Limited	Cayman Islands
Gamesa LLC	United States, Delaware
Gamesa, S. de R.L. de C.V.	Mexico
Gas Natural de Merida, S.A. de C.V.	Mexico
Gatika Inversiones, S.L.	Spain
Gatorade Limited	United Kingdom
Gatorade Puerto Rico Company	United States, Delaware
GB Czech LLC	United States, Delaware
GB International, Inc.	United States, Delaware
GB Russia LLC	United States, Delaware
GB Slovak LLC	United States, Delaware
Genadco Advertising Agency, Inc.	United States, Illinois
General Bottlers of Hungary, Inc.	United States, Delaware
Geusa S.A. de C.V.	Mexico
Giesebrechts Limited	Canada
Global PepsiCo Luxembourg Holdings S.a.r.l.	Luxembourg
Globe Transport, Inc.	United States, Delaware
Golden Grain Company	United States, California
Grande-W Co. Ltd.	Russia
Grayhawk Leasing, LLC	United States, Delaware

NAME OF ENTITY	JURISDICTION
Green Hemlock International, LLC	United States, Delaware
Greip Inversiones, S.L.	Spain
Grupo Frito Lay Compania Limitada	Guatemala
Grupo Gamesa, S. de R.L. de C.V.	Mexico
Grupo Gepp, S.A.P.I. de C.V.	Mexico
Grupo Sabritas, S. de R.L. de C.V.	Mexico
Guangzhou Pepsi-Cola Beverage Company Limited	China
Gulkevichskly Maslozavod	Russia
Hangzhou Pepsi-Cola Beverage Company Limited	China
Harbin Pepsi-Cola Beverages Company Limited	China
Harinera Monterrey, S.A. de C.V.	Mexico
Heathland, LP	United States, Delaware
Helioscope Limited	Cyprus
Hillbrook, Inc.	United States, Vermont
Hillwood Bottling, LLC	United States, Delaware
Holding Company Opolye	Russia
Holland Snacks S.A. de C. V.	Mexico
Homefinding Company of Texas	United States, Texas
IC Equities, Inc.	United States, Delaware
Icaria Invest S.a.r.l.	Luxembourg
IDJ Bahrain Holding Company W.L.L.	Bahrain
Illinois Center Corporation	United States, Delaware
Importadora PepsiCo Agroindustrial, S.C.A.	Venezuela
Importadora PepsiCo Alimentos, S.C.A.	Venezuela
Importadora PepsiCo Frito-Lay, S.C.A.	Venezuela
Importadora PepsiCo Quaker, S.C.A.	Venezuela
Inmobillaria Interamericana S.A. de C.V.	Mexico
Integrated Beverage Services (Bangladesh) Limited	Bangladesh
International Bottlers Almaty Ltd.	Kazakhstan
International Company for Agro	Egypt
Industrial Projects (Beyti) SAE
International Dairy & Juice (Dubai) Limited	United Arab Emirates
International Dairy & Juice Limited	Bermuda
International KAS Aktiengesellschaft	Liechtenstein
International Refreshments Co. Ltd.	Saudi Arabia
Inversiones Borneo S.R.L.	Peru
Inversiones PFI Chile Limitada	Chile
Inversiones Santa Coloma S.A. (Venezuela)	Venezuela
IZZE Beverage Co.	United States, Delaware
Jatabe Inversiones, S.L.	Spain
Jinan Pepsi-Cola Beverage Company Limited	China
Jordan Ice & Aerated Water Ltd.	Jordan
Jugodesalud Inversiones, S.L.	Spain
Jungla Mar del Sur	Costa Rica
Karinto S.R.L.	Peru

NAME OF ENTITY	JURISDICTION
KAS Anorthosis S.C.A.	Luxembourg
KAS, S.L.	Spain
Kinsale Finance Company	United States, Delaware
Kirin-Tropicana, Inc.	Japan
KRJ Holdings, S. de R.L. de C.V.	Mexico
Kunming Pepsi-Cola Beverage Company Limited	China
Lacenix Cia. Ltda.	Ecuador
Lanzhou Pepsi Cola Beverage Company Limited	China
Large Investments S.a.r.l.	Luxembourg
Larragana Holdings 1, LLC	United States, Delaware
Larragana Holdings 2, LLC	United States, Delaware
Larragana Holdings 3, LLC	United States, Delaware
Larragana Holdings 4, LLC	United States, Delaware
Larragana Holdings 5, LLC	United States, Delaware
Larragana Holdings 6, LLC	United States, Delaware
Larragana Holdings 7, LLC	United States, Delaware
Larragana, S.L.	Spain
Latin America Holdings Ltd.	Cayman Islands
Latin America Snack Foods, ApS	Denmark
Latin Foods International, LLC	United States, Delaware
Latvian Snacks SIA	Latvia
Lebedyansky Experimental Cannery OJSC	Russia
Lehar Foods Private Limited	India
Linkbay Limited	Cyprus
Lithuania Snacks Ltd.	Lithuania
LLC “Atamanskoe”	Russia
LLC “Frito-Lay Manufacturing”	Russia
LLC “Lebedyansky Holdings”	Russia
LLC “PepsiCo Foods Ukraine”	Ukraine
LLC “PepsiCo Holdings”	Russia
LLC “Sandora”	Ukraine
Lorencito Inversiones, S.L.	Spain
Lotta Good, LLC	United States, Delaware
Luxembourg SCS Holdings, LLC	United States, Delaware
Mabel Alimentos S.A.	Brazil
Maizoro, S. de R.L. de C.V.	Mexico
Malpensa - Consultadoria e Servicos, LDA	Portugal
Management Holdings (Thailand) Co., Ltd.	Thailand
Manurga Inversiones, S.L.	Spain
Marbo d.o.o. Laktasi	Bosnia
Marbo Product d.o.o. Beograd	Serbia
Marbo Produkt d.o.o.	Croatia
Matudis - Comercio de Produtos Alimentares, Limitada	Portugal
Matutano-Sociedade de Productos	Portugal
Alimentares, Unipessoal, Ltd.

NAME OF ENTITY	JURISDICTION
MFL Group LLC	United States, Oregon
Mid-America Improvement Corporation	United States, Illinois
Miglioni Inversiones, S.L.	Spain
Mountain Dew Inversiones, S.L.	Spain
Mountainview Insurance Company, Inc.	United States, Vermont
Nadamas Inversiones, S.L.	Spain
Naked Juice Co.	United States, Delaware
Naked Juice Co. of Glendora, Inc.	United States, California
Nanjing Pepsi-Cola Beverage Company Limited	China
Natural Products Ventures, LLC	United States, Delaware
NCJV, Inc.	United States, Delaware
New Bern Transport Corporation	United States, Delaware
New Century Beverage Company	United States, California
New Generation Beverages Pty Limited	Australia
Niva	Russia
Noble Leasing LLC	United States, Delaware
North America Coffee Partnership	United States
Nourishco Beverages Limited	India
Onbiso Inversiones, S.L.	Spain
P.B.I. Fruit Juice Company BVBA	Belgium
P.T. Pepsi-Cola IndoBeverage	Indonesia
P-A Barbados Bottling Company, LLC	United States, Delaware
P-A Bottlers (Barbados) SRL	Barbados
P-Americas, LLC	United States, Delaware
Panafota Holdings	Ireland
Panagarh Marketing Private Limited	India
Papas Chips	Uruguay
PAS Beverages Ltd.	Bermuda
PAS International Ltd.	Bermuda
PAS Luxembourg S.A R.L.	Luxembourg
PAS Netherlands B.V.	Netherlands
PAS Snacks Ltd.	Bermuda
Pasteleria La Vienesa, C.A.	Venezuela
PBC Co. of Bend	Oregon
PBG Beverages International Limited	Ireland
PBG Beverages Ireland Limited	Ireland
PBG Canada Holdings II, Inc.	United States, Delaware
PBG Canada Holdings, Inc.	United States, Delaware
PBG Cyprus Holdings Limited	Cyprus
PBG Horizon, LLC	United States, Delaware
PBG International Holdings Luxembourg Jayhawk SCS	Luxembourg
PBG International Holdings Partnership	Bermuda
PBG Investment (Luxembourg) S.a r.l.	Luxembourg
PBG Investment Partnership	Canada
PBG Midwest Holdings S.a r.l.	Luxembourg

NAME OF ENTITY	JURISDICTION
PBG Mohegan Holdings Limited	Gibraltar
PBG Soda Can Holdings S.a r.l.	Luxembourg
PCBL, LLC	United States, Delaware
PCGB (BVI) Limited British	Virgin Islands
PCGB Poland Sp. Z.o.o.	Poland
PCNA Manufacturing, Inc.	United States, Delaware
PCTI Puerto Rico, Inc.	Puerto Rico
PEI e Companhia	Portugal
PEI, N.V.	Curacao
Pep Trade LLC	Egypt
Pepsi B.V.	Netherlands
Pepsi Bend LLC	United States, Oregon
Pepsi Beverage (Nanchang) Company Limited	China
Pepsi Bottling Group Cardinals Cooperatie U.A.	Netherlands
Pepsi Bottling Group Global Finance LLC	United States, Delaware
Pepsi Bottling Group GmbH	Germany
Pepsi Bottling Group Hoosiers B.V.	Netherlands
Pepsi Bottling Holdings, Inc.	United States, Delaware
Pepsi Bottling Ventures, LLC	United States, Delaware
Pepsi Bugshan Investments Company	Egypt
Pepsi Cola Columbia Ltda	Colombia
Pepsi Cola Egypt S.A.E.	Egypt
Pepsi Cola Servis Dagitim Limited Sirketi	Turkey
Pepsi Cola Trading Ireland	Ireland
Pepsi Foods Private Limited	India
Pepsi Lipton China Joint Venture	China
Pepsi Lipton India Joint Venture	India
Pepsi Lipton International Limited	Ireland
Pepsi Logistics Company, Inc.	United States, Delaware
Pepsi Northwest Beverages LLC	United States, Delaware
Pepsi Overseas (Investments) Partnership	Canada
Pepsi Promotions, Inc.	United States, Delaware
Pepsi Solutions, Inc.	United States, Delaware
Pepsi South Bottling, LLC	United States, Delaware
Pepsi Srl	Italy
Pepsi/Lipton Tea Partnership	United States
PepsiAmericas Commissary Services, Inc.	United States, Delaware
PepsiAmericas Nemzetkozi Szolgaltata	Hungary
Kirlatalt Felelassegu Tasasag
PepsiAmericas Sales Services, LLC	United States, Delaware
PepsiAmericas Vending, LLC	United States, Delaware
PepsiCo (China) Limited	China
PepsiCo (Gilbraltar) Limited	Gilbraltar
PepsiCo (Ireland)	Ireland
PepsiCo (Malaysia) SDN. BHD.	Malaysia

NAME OF ENTITY	JURISDICTION
PepsiCo (Malaysia) SDN. BHD.	United States, Delaware
PepsiCo Agro, C.A.	Venezuela
PepsiCo Alimentos Colombia Ltda.	Colombia
PepsiCo Alimentos Ecuador Cia. Ltd.	Ecuador
PepsiCo Alimentos Peru, S.R.L.	Peru
PepsiCo Alimentos Venezuela, S.R.L.	Venezuela
PepsiCo Alimentos Z.F., Ltda.	Colombia
PepsiCo Alimentos, S.C.A.	Venezuela
PepsiCo Amacoco Bebidas Do Brasil Ltda.	Brazil
PepsiCo Antilles Holdings N.V.	Curacao
PepsiCo Australia Holdings Pty Ltd.	Australia
PepsiCo Australia International	Australia
PepsiCo Bebidas Brasil Holding Ltda.	Brazil
PepsiCo Beverages (Guangzhou) Limited	China
PepsiCo Beverages (Hong Kong) Limited	Hong Kong
PepsiCo Beverages Bermuda Limited	Bermuda
PepsiCo Beverages International Limited	Nigeria
PepsiCo Beverages Italia Srl	Italy
PepsiCo Beverages Switzerland GmbH	Switzerland
PepsiCo Canada (Holdings) Co.	Canada
PepsiCo Canada Finance, LLC	United States, Delaware
PepsiCo Canada ULC	Canada
PepsiCo Captive Holdings, Inc.	United States, Delaware
PepsiCo Caribbean, Inc.	Puerto Rico
PepsiCo Commercial Secor, S.L.	Spain
PepsiCo Consulting Polska Sp. Z.o.o.	Poland
PepsiCo CZ s.r.o.	Czech Republic
PepsiCo de Argentina S.R.L.	Argentina
PepsiCo de Bolivia S.R.L.	Bolivia
PepsiCo de Mexico S. de R.L. de C.V.	Mexico
PepsiCo Del Paraguay S.R.L.	Paraguay
PepsiCo Deutschland GmbH	Germany
PepsiCo do Brazil Holdings Limitada	Brazil
PepsiCo do Brazil Ltda.	Brazil
PepsiCo Eesti AS	Estonia
PepsiCo Euro Bermuda Limited	Bermuda
PepsiCo Euro Finance Antilles B.V.	Curacao
PepsiCo Euro Finance Antilles N.V.	Curacao
PepsiCo Europe Support Center, S.L.	Spain
PepsiCo Finance (Antilles A) N.V.	Curacao
PepsiCo Finance (Antilles A) N.V.	United States, Delaware
PepsiCo Finance (Antilles B) N.V.	Curacao
PepsiCo Finance (South Africa) (Proprietary) Limited	South Africa
PepsiCo Finance Europe Limited	United Kingdom
PepsiCo Financial Shared Services, Inc.	United States, Delaware

NAME OF ENTITY	JURISDICTION
PepsiCo Financiera y Promocion de Empresas, S.L.	Spain
PepsiCo Food & Beverage Holdings Hong Kong Limited	Hong Kong
PepsiCo Foods (China) Company Limited	China
PepsiCo Foods (Private) Limited	Pakistan
PepsiCo Foods and Beverages International Limited	United Kingdom
PepsiCo Foods Hellas Trading	Greece
Industrial & Agricultural S.A.
PepsiCo Foods Taiwan Co., Ltd.	Taiwan
PepsiCo France SNC	France
PepsiCo Global Investments B.V.	Netherlands
PepsiCo Global Investments Holdings Limited	Ireland
PepsiCo Global Investments II B.V.	Netherlands
PepsiCo Global Investments S.a.r.l.	Luxembourg
PepsiCo Global Mobility, LLC	United States, Delaware
PepsiCo Group	Luxembourg
PepsiCo Group Finance International B.V.	Luxembourg
PepsiCo Group Holdings International B.V.	Luxembourg
PepsiCo Group Spotswood Holdings S.C.S.	Luxembourg
PepsiCo Gulf International FZE	United Arab Emirates
PepsiCo Holbra Alimentos Ltda.	Brazil
PepsiCo Holding de Espana Etve, S.L.	Spain
PepsiCo Holdings	United Kingdom
PepsiCo Holdings Hong Kong Limited	Hong Kong
PepsiCo Holdings Luxembourg S.a. r.l.	Luxembourg
PepsiCo Hong Kong, LLC	United States, Delaware
PepsiCo India Holdings Private Limited	India
PepsiCo Internacional Mexico S. de R.L. de C. V.	Mexico
PepsiCo International Limited	United Kingdom
PepsiCo International Pte. Ltd.	Singapore
PepsiCo International Vietnam Company	Vietnam
PepsiCo Investment (China) Ltd.	China
PepsiCo Investments (Europe) I B.V.	Netherlands
PepsiCo Investments Ltd.	Mauritius
PepsiCo Investments Luxembourg S.a. r.l.	Luxembourg
PepsiCo Ireland Food & Beverages	Ireland
PepsiCo IVI S.A.	Greece
PepsiCo Japan Co., Ltd.	Japan
PepsiCo Light B.V.	Netherlands
PepsiCo Management Services SASU	France
PepsiCo Manufacturing, A.I.E.	Spain
PepsiCo Maurituis Holdings, Inc.	Mauritius
PepsiCo Max B.V.	Netherlands
PepsiCo Mexico R&D Biscuits, S. de R.L. de C.V.	Mexico
PepsiCo Mexico R&D Savory, S. de R.L. de C.V.	Mexico
PepsiCo Middle East Investments	Netherlands

NAME OF ENTITY	JURISDICTION
PepsiCo Nederland B.V.	Netherlands
PepsiCo New Zealand Holdings	New Zealand
PepsiCo Nordic Finland OY	Finland
PepsiCo Nordic Norway A/S	Norway
PepsiCo NZ Finance Antillies B.V.	Curacao
PepsiCo One B.V.	Netherlands
PepsiCo Overseas Corporation	United States, Delaware
PepsiCo Pacific Trading Company, Limited	Hong Kong
PepsiCo Panimex Inc.	Mauritius
PepsiCo Pension Management Services, Ltd.	United States, Delaware
PepsiCo Products B.V.	Netherlands
PepsiCo Property Management Limited	United Kingdom
PepsiCo Puerto Rico, Inc.	United States, Delaware
PepsiCo Russia (Bermuda) Limited	Bermuda
PepsiCo Sales, Inc.	United States, Delaware
PepsiCo Services Asia Ltd.	Thailand
PepsiCo Services International Inc.	United States, Delaware
PepsiCo Sterling Finance Antilles B.V.	Curacao
PepsiCo Trading (Guangzhou) Company	China
PepsiCo Twist B.V.	Netherlands
PepsiCo UK Pension Plan Trustee Limited	United Kingdom
PepsiCo UK Pension Trust Limited	United Kingdom
PepsiCo Ventas Andalucia, S.L.	Spain
PepsiCo Wave Holdings LLC	United States, Delaware
PepsiCo World Trading Company, Inc.	United States, Delaware
Pepsi-Cola (Bahamas) Bottling Company Limited	Bahamas
Pepsi-Cola (Bermuda) Limited	Bermuda
Pepsi-Cola (Thai) Trading Company Limited	Thailand
Pepsi-Cola Advertising and Marketing, Inc.	United States, Delaware
Pepsi-Cola Beverage (Guilin) Company Limited	China
Pepsi-Cola Bottlers Holding, C.V.	Netherlands
Pepsi-Cola Bottling Company of	United States, Florida
Ft. Lauderdale-Palm Beach, LLC
Pepsi-Cola Bottling Company of St. Louis, Inc.	United States, Missouri
Pepsi-Cola Bottling Finance B.V.	Netherlands
Pepsi-Cola Bottling Global B.V.	Netherlands
Pepsi-Cola Bottling of Roseburg, An Oregon	United States, Oregon
Limited Partnership
Pepsi-Cola Company	United States, Delaware
Pepsi-Cola Consultores Ltda.	China
Pepsi-Cola de Honduras S.R.L.	Honduras
Pepsi-Cola East Africa Limited	United Kingdom
Pepsi-Cola Ecuador Cia. Ltda.	Ecuador
Pepsi-Cola Engarrafadora Ltda.	Brazil
Pepsi-Cola Far East Trade Development Co., Inc.	Philippines

NAME OF ENTITY	JURISDICTION
Pepsi-Cola Finance, LLC	United States, Delaware
Pepsi-Cola General Bottlers Poland SP, z.o.o.	Poland
Pepsi-Cola Industrial Da Amazonia Ltda.	Brazil
Pepsi-Cola Interamericana de Guatemala S.A.	Guatemala
Pepsi-Cola International (Cyprus) Limited	Cyprus
Pepsi-Cola International (PVT) Limited	Pakistan
Pepsi-Cola International Limited	Bermuda
Pepsi-Cola International Limited (U.S.A.)	United States, Delaware
Pepsi-Cola International, Cork	Ireland
Pepsi-Cola Kft. Hungary	Hungary
Pepsi-Cola Korea, Co., Limited	Korea
Pepsi-Cola Maghreb	Morocco
Pepsi-Cola Mamulleri Limited Sirketi	Turkey
Pepsi-Cola Management and Administrative Services, Inc.	United States, Delaware
Pepsi-Cola Manufacturing (Ireland)	Ireland
Pepsi-Cola Manufacturing (Mediterranean) Limited	Bermuda
Pepsi-Cola Manufacturing Company of Uruguay S.R.L.	Uruguay
Pepsi-Cola Manufacturing International, Limited	Bermuda
Pepsi-Cola Marketing Corp. of P.R. Inc.	Puerto Rico
Pepsi-Cola Mediterranean Ltd.	United States, Wyoming
Pepsi-Cola Metropolitan Bottling Company, Inc.	United States, New Jersey
Pepsi-Cola Metropolitan, LLC	United States, Delaware
Pepsi-Cola Mexicana Holdings LLC	United States, Delaware
Pepsi-Cola Mexicana, S. de R.L. de C.V.	Mexico
Pepsi-Cola National Marketing, LLC	United States, Delaware
Pepsi-Cola of Corvallis, Inc.	United States, Delaware
Pepsi-Cola Operating Company of	United States, Delaware
Chesapeake and Indianapolis
Pepsi-Cola Panamericana SCR Limitada	Peru
Pepsi-Cola Panamericana, LLC	United States, Delaware
Pepsi-Cola Panamericana, S.R.L.	Venezuela
Pepsi-Cola Products Philippines, Inc.	Philippines
Pepsi-Cola Sales and Distribution, Inc.	United States, Delaware
Pepsi-Cola Sales, LLC	United States, Delaware
Pepsi-Cola Servis ve Dagitim Ltd. Sti.	Turkey
Pepsi-Cola SR s.r.o.	Slovakia
Pepsi-Cola Technical Operations, Inc.	United States, Delaware
Pepsi-Cola U.K. Limited	United Kingdom
Pepsi-Cola Ukranine LLC	Ukraine
Pepsi-Cola Venezuela, C.A.	Venezuela
PepsiCo-Strauss Fresh Dip & Spreads International GmbH	Switzerland
Pete & Johnny Limited	United Kingdom
Pet-Iberia, S.L.	Spain
Pine International Limited	Cayman Islands
Pine International, LLC	United States, Delaware

NAME OF ENTITY	JURISDICTION
Pinstripe Leasing, LLC	United States, Delaware
PISSA Colombia Ltda.	Colombia
Planters U.K. Limited	United Kingdom
PlayCo, Inc.	United States, Delaware
Plemzavod Za Mir I Trude OJSC	Romania
PR Beverages Bermuda Holding Ltd.	Bermuda
PR Beverages Cyprus (Russia) Holding Limited	Cyprus
PR Beverages Cyprus Holding Limited	Cyprus
PR Beverages Limited	Ireland
PRB Luxembourg International S.a r.l.	Luxembourg
PRB Luxembourg S.a r.l.	Luxembourg
Prestwick, LLC	United States, Delaware
Prev PepsiCo Sociedade Previdenciaria	Brazil
Productos Industrializados Saltillo, S. de R.L. de C.V.	Mexico
Productos S.A.S. C.V.	Netherlands
Productos Victoria S.A. de C.V.	Mexico
Products SAS Management B.V.	Netherlands
Promotora De Empresas, S.A. de C.V.	Mexico
PROPP Co. Ltd.	Romania
PRS, Inc.	United States, Delaware
PSE Logistica, S.R.L.	Argentina
PT Indofood FritoLay Makmur	Indonesia
PT Quaker Indonesia	Indonesia
Punch N.V.	Curacao
Punica Getranke GmbH	Germany
QBU Marketing Services, S. de R.L. de C.V.	Mexico
QBU Trading Company, S. de R.L. de C.V.	Mexico
QFL OHQ Sdn. Bhd.	Malaysia
QTG Development, Inc.	United States, Delaware
QTG Services, Inc.	United States, Delaware
QuadGat Beverage Company (Europe) Limited	Cyprus
Quadrant Amroq Beverages S.A.	Moldova
Quadrant Bulgaria Beverages EOOD	Bulgaria
Quadrant European Beverages (Bulgaria) Limited	Cyprus
Quadrant-Amroq Beverages S.R.L.	Romania
Quadrant-Amroq Bottling Company (Europe) Ltd.	Cyprus
Quadrant-Amroq Bottling Company Limited	British Virgin Islands
Quaker Beverages Italia S.p.A	Italy
Quaker Developments B.V.	Netherlands
Quaker European Beverages, LLC	United States, Delaware
Quaker European Investments B.V.	Netherlands
Quaker Foods	United Kingdom
Quaker Global Investments B.V.	Netherlands
Quaker Holdings (UK) Limited	United Kingdom
Quaker Manufacturing, LLC	United States, Delaware

NAME OF ENTITY	JURISDICTION
Quaker Mexico Holdings, LLC	United States, Delaware
Quaker Oats Asia, Inc.	United States, Delaware
Quaker Oats Australia Pty Ltd	Australia
Quaker Oats B.V.	Netherlands
Quaker Oats Capital Corporation	United States, Delaware
Quaker Oats Europe LLC	United States, Delaware
Quaker Oats Europe, Inc.	United States, Delaware
Quaker Oats Limited	United Kingdom
Quaker Peru S.R.L.	Peru
Quaker Sales & Distribution, Inc.	United States, Delaware
Quaker Trading Limited	United Kingdom
Ramenskoe Moloko Co. Ltd.	Russia
Rare Fare Foods, Inc.	United States, Delaware
Rasines Inversiones, S.L.	Spain
Rebujito Inversiones, S.L.	Spain
Rolling Frito-Lay Sales, LP	United States, Delaware
Ronkas Inversiones, S.L.	Spain
S & T of Mississippi, Inc.	United States, Mississippi
S.C. Quadrant Amroq Beverages S.r.L.	Romania
S.C. Star Foods E.M. S.R.L.	Romania
Sabra Dipping Company, LLC	United States, Delaware
Sabritas de Costa Rica, S. de R.L.	Costa Rica
Sabritas Snacks America Latina de Nicaragua y Cia, Ltda	Nicaragua
Sabritas y Compania, SCA	El Salvador
Sabritas, LLC	United States, Delaware
Sabritas, S. de R.L. de C.V.	Mexico
Sakata Rice Snacks Australia Pty Ltd	Australia
Sandora Holdings B.V.	Netherlands
Sanser Administracao E Partipacoes Ltda.	Brazil
Saudi Snack Foods Company Limited	Saudi Arabia
Seepoint Holdings Ltd.	Cyprus
Senrab	Ireland
Serenitatis Limited	Gibraltar
Serm Suk Public Company Limited	Thailand
Servicios Calificados, S.A. de C.V.	Mexico
Servicios Chipiga, S. de R.L. de C.V.	Mexico
Servicios GFLG y Compania Limitada	Guatemala
Servicios Harinera Monterrey, S.A. de C.V.	Mexico
Servi-Facil, S.A.	Mexico
Seven-Up Asia, Inc.	United States, Missouri
Seven-Up Europe Limited	United Kingdom
Seven-Up Great Britain, Inc.	United States, Missouri
Seven-Up Light B.V.	Netherlands
Seven-Up Nederland B.V.	Netherlands
Shanghai PepsiCo Snacks Company Limited	China

NAME OF ENTITY	JURISDICTION
Shanghai Pepsi-Cola Beverage Company Limited	China
Sharepower, Inc.	United States, Delaware
Shenyang Pepsi-Cola Beverage Company Limited	China
Shenzhen Pepsi-Cola Beverage Company Limited	China
Shoebill, LLC	United States, Delaware
SIH International LLC	United States, Delaware
Simba (Proprietary) Limited	South Africa
Simba Quix Swazilan (Pty) Limited	South Africa
Smartfoods, Inc.	United States, Delaware
Smiths Crisps Limited	United Kingdom
Snack Food Investments GmbH	Switzerland
Snack Food Investments II GmbH	Switzerland
Snack Food Investments Limited	Bermuda
Snack Food-Beverage Asia Products Limited	Hong Kong
Snack Ventures Europe SCA	Belgium
Snacks America Latina S.R.L.	Peru
Snacks Guatemala, Ltd.	Bermuda
SoBe Operating Corp., Inc.	United States, Delaware
Sobol Aqua OJSC	Russia
Societe Monderne Libanaise pour Le Commerce S.A.L.	Lebanon
South Beach Beverage Company, Inc.	United States, Delaware
South Properties, Inc.	United States, Illinois
Special Edition Beverages Limited	New Zealand
Sportmex Internacional, S.A. De C.V.	Mexico
Spruce Limited	Cayman Islands
Stacy’s Pita Chip Company, Incorporated	United States, Massachusetts
Star Foods Bulgaria EOOD	Bulgaria
Stepplan Inversiones, S.L.	Spain
Stokely-Van Camp, Inc.	United States, Indiana
Strategic Beverages (Thailand) Co. Ltd.	Thailand
Strauss Frito Lay Ltd.	Israel
SVC Logistics, Inc.	United States, Delaware
SVC Manufacturing, Inc.	United States, Delaware
SVE Russia Holdings GmbH	Germany
Tanglewood Finance S.a. r.L.	Luxembourg
Tastes of Adventures Pty Ltd	Australia
Tasty Foods S.A.	Greece
Teeba for Developed Food & Processing Company	Jordan
TFL Holdings, LLC	United States, Delaware
The Concentrate Manufacturing Company of Ireland	Ireland
The Gatorade Company	United States, Delaware
The Gatorade Company of Australia Pty Limited	Australia
The Original Pretzel Company Pty Ltd.	Australia
The Pepsi Bottling Group (Canada) ULC	Canada
The Pepsi Bottling Group Foundation, Inc.	United States, New York

NAME OF ENTITY	JURISDICTION
The Quaker Oats Company	United States, New Jersey
The Smiths Snackfood Company Limited	Australia
Tianjin Pepsi-Cola Beverage Company Limited	China
Tobago Snack Holdings, LLC	United States, Delaware
Tropicana Alvalle S.L.	Spain
Tropicana Beverages Greater China Limited	Hong Kong
Tropicana Beverages Ltd.	Hong Kong
Tropicana Europe	Belgium
Tropicana Looza Benelux BVBA	Belgium
Tropicana Manufacturing Company, Inc.	United States, Delaware
Tropicana Products Sales, Inc.	United States, Delaware
Tropicana Products, Inc.	United States, Delaware
Tropicana Services, Inc.	United States, Delaware
Tropicana Transportation Corp.	United States, Delaware
Tropicana United Kingdom Limited	United Kingdom
Tuymazinskiy Molokozavod OJSC	Russia
Twisties Australia One Pty Limited	Australia
Twisties Australia Two Pty Limited	Australia
United Foods Companies Restaurantes S.A.	Brazil
Veurne Snackfoods BVBA	Belgium
Vitamin Brands Ltd.	United Kingdom
Vitarom Impex s.r.l.	Romania
Walkers Crisps Limited	United Kingdom
Walkers Group Limited	United Kingdom
Walkers Snack Foods Limited	United Kingdom
Walkers Snack Services Limited	United Kingdom
Walkers Snacks (Distribution) Limited	United Kingdom
Walkers Snacks Limited	United Kingdom
Wave Holding LLC	United States, Delaware
Wesellsoda Inversiones, S.L.	Spain
Whitman Corporation	United States, Delaware
Whitman Finance, Inc.	United States, Delaware
Whitman Insurance Co., Inc.	United States, Vermont
Whitman Leasing, Inc.	United States, Delaware
Willamette Beverage Co.	United States, Oregon
Wimm-Bill-Dann Beverages OJSC	Russia
Wimm-Bill-Dann Brands Co. Ltd.	Russia
Wimm-Bill-Dann Finance Co. Ltd.	Russia
Wimm-Bill-Dann Foods OJSC	Russia
Wimm-Bill-Dann Netherlands B.V.	Netherlands
Wimm-Bill-Dann OJSC	Russia
Wimm-Bill-Dann Ukraine	Ukraine
Wotsits Brands Limited	United Kingdom
Wuhan Pepsi-Cola Beverage Company Limited	China
Xi’an Pepsi-Cola Beverage Company Limited	China
Zhanjiang Pepsi Cola Beverage Company Limited	China
Zhengzhou Pepsi Beverage Company Limited	China